Exhibit 99.1
STOCK PURCHASE AGREEMENT
     This Stock Purchase Agreement (this “Agreement”) is made as of the date set forth below among GenVec, Inc., a Delaware corporation (the “Company”) and the undersigned purchaser (the “Purchaser”).
     WHEREAS, the Company has agreed to sell to certain purchasers up to an aggregate of 7,650,000 shares, together with associated preferred stock purchase rights (the “Shares”) of common stock of the Company, par value $0.001 per share (the “Common Stock”) for a purchase price of $2.00 per share (the “Purchase Price”);
     WHEREAS, the offering and sale of the Shares (the “Offering”) are being made pursuant to effective Registration Statement on Form S-3 (including the Prospectus contained therein (the “Base Prospectus”), the “Registration Statement”) filed by the Company with the Securities and Exchange Commission (the “Commission”) and the Prospectus Supplement (the “Prospectus Supplement”) containing certain supplemental information regarding the Shares and terms of the Offering that will be filed with the Commission and delivered to the Purchaser along with the Company’s counterpart to this Agreement; and
     WHEREAS, the Company and the Purchaser agree that the Purchaser will purchase from the Company, and the Company will sell to the Purchaser, the Shares set forth below for the aggregate purchase price set forth below. The Shares shall be purchased pursuant to the terms and conditions herein.
     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:
     1. The manner of settlement of the Shares purchased by the Purchaser shall be determined by such Purchaser as follows (check one):
☐A.	Delivery by electronic book-entry at The Depository Trust Company (“DTC”), registered in the Purchaser’s name and address as set forth below, and released by American Stock Transfer & Trust Company, the Company’s transfer agent (the “Transfer Agent”), to the Purchaser at the Closing. NO LATER THAN ONE (1) BUSINESS DAY AFTER THE EXECUTION OF THIS AGREEMENT BY THE PURCHASER AND THE COMPANY, AND THE PURCHASER SHALL:
(I)	DIRECT THE BROKER-DEALER AT WHICH THE ACCOUNT OR ACCOUNTS TO BE CREDITED WITH THE SHARES ARE MAINTAINED TO SET UP A DEPOSIT/WITHDRAWAL AT CUSTODIAN (“DWAC”) INSTRUCTING THE TRANSFER AGENT TO CREDIT SUCH ACCOUNT OR ACCOUNTS WITH THE SHARES, AND

(II)	REMIT BY WIRE TRANSFER THE AMOUNT OF FUNDS EQUAL TO THE AGGREGATE PURCHASE PRICE FOR THE SHARES BEING PURCHASED BY THE PURCHASER TO THE FOLLOWING ACCOUNT:
THE CITIBANK PRIVATE BANK
153 East 53rd Street
New York, NY 10043
ABA # 021-000-089
Account Name: GenVec, Inc.
Account Number: 39370906
– OR –
☐B.	Delivery versus payment (“DVP”) through DTC (i.e., the Company shall deliver Shares registered in the Purchaser’s name and address as set forth below and released by the Transfer Agent to the Purchaser at the Closing directly to the account(s) at SG Cowen & Co., LLC identified by the Purchaser and simultaneously therewith payment shall be made from such account(s) to the Company through DTC). NO LATER THAN ONE (1) BUSINESS DAY AFTER THE EXECUTION OF THIS AGREEMENT BY THE PURCHASER AND THE COMPANY, AND THE PURCHASER SHALL:

(I)	NOTIFY SG COWEN & CO., LLC OF THE ACCOUNT OR ACCOUNTS AT SG COWEN & CO., LLC TO BE CREDITED WITH THE SHARES BEING PURCHASED BY SUCH PURCHASER, AND

(II)	CONFIRM THAT THE ACCOUNT OR ACCOUNTS AT SG COWEN & CO., LLC TO BE CREDITED WITH THE SHARES BEING PURCHASED BY THE PURCHASER HAVE A MINIMUM BALANCE EQUAL TO THE AGGREGATE PURCHASE PRICE FOR THE SHARES BEING PURCHASED BY THE PURCHASER.
IT IS THE PURCHASER’S RESPONSIBILITY TO (A) MAKE THE NECESSARY WIRE TRANSFER OR CONFIRM THE PROPER ACCOUNT BALANCE IN A TIMELY MANNER AND (B) ARRANGE FOR SETTLEMENT BY WAY OF DWAC OR DVP IN A TIMELY MANNER. IF THE PURCHASER DOES NOT DELIVER THE AGGREGATE PURCHASE PRICE FOR THE SHARES OR DOES NOT MAKE PROPER ARRANGEMENTS FOR SETTLEMENT IN A TIMELY MANNER, THE SHARES MAY NOT BE DELIVERED AT CLOSING TO THE PURCHASER OR THE PURCHASER MAY BE EXCLUDED FROM THE CLOSING ALTOGETHER.
     The Purchaser represents that, except as set forth below, (a) it has had no position, office or other material relationship within the past three years with the Company or any of its affiliates and (b) it has no direct or indirect affiliation or association with any NASD member. Exceptions:

(If no exceptions, write “none.” If left blank, response will be deemed to be “none.”)

     The Purchaser represents that it has received the Base Prospectus included in the Company’s Registration Statement (File No. 333-123968) prior to or in connection with the receipt of this Agreement, and that the Purchaser understands that it will receive the Prospectus Supplement together with the Company’s counterpart of this Agreement.
     No offer by the Purchaser to buy Shares will be accepted and no part of the purchase price will be delivered to the Company until the Company has accepted such offer by countersigning a copy of this Agreement, and any such offer may be withdrawn or revoked, without obligation or commitment of any kind, at any time prior to the Company (or a Placement Agent on behalf of the Company) sending (orally, in writing or by electronic mail) notice of its acceptance of such offer. An indication of interest in response to the Purchaser signing this Agreement will involve no obligation or commitment of any kind until this Agreement is accepted and countersigned by the Company and notice of such acceptance has been sent as aforesaid.
TERMS AND CONDITIONS FOR PURCHASE OF SHARES
     2. Authorization and Sale of the Shares. Subject to the terms and conditions of this Agreement, the Company has authorized the sale of the Shares.
     3. Agreement to Sell and Purchase the Shares; Placement Agent.
          3.1 At the Closing (as defined in Section 4.1), the Company will sell to the Purchaser, and the Purchaser will purchase from the Company, upon the terms and conditions set forth herein, the number of Shares set forth on the last page of this Agreement (the “Signature Page”) for the aggregate purchase price therefor set forth on the Signature Page.
          3.2 The Company proposes to enter into substantially this same form of Stock Purchase Agreement with certain other purchasers (the “Other Purchasers”) and expects to complete sales of Shares to them. The Purchaser and the Other Purchasers are hereinafter sometimes collectively referred to as the “Purchasers,” and this Agreement and the Stock Purchase Agreements executed by the Other Purchasers are hereinafter sometimes collectively referred to as the “Agreements.”
          3.3 Purchaser acknowledges that the Company intends to pay SG Cowen & Co., LLC (the “Placement Agent”) a fee (the “Placement Fee”) in respect of the sale of Shares to the Purchaser.
          3.4 The Company will enter into a Placement Agent Agreement (the “Placement Agreement”) with the Placement Agent that contains certain representations, warranties, covenants and agreements of the Company that may be relied upon by the Purchaser, which shall be a third party beneficiary thereof. A copy of the Placement Agreement is available upon request.
     4. Closings and Delivery of the Shares and Funds.
          4.1 Closing. The completion of the purchase and sale of the Shares (the “Closing”) will occur at a place and time (the “Closing Date”) to be specified by the Company and the Placement Agent, and of which the Purchaser will be notified in advance by the Placement Agent. At the Closing, (a) the Company will cause the Transfer Agent to deliver to the Purchaser the number of Shares set forth on the Signature Page registered in the name of the Purchaser or, if so indicated on the Purchaser Questionnaire attached hereto as Exhibit A, in the name of a nominee designated by the Purchaser and (b) the aggregate purchase price for the Shares being purchased by the Purchaser will be delivered by or on behalf of the Purchaser to the Company.
          4.2 (a) Conditions to the Company’s Obligations. The Company’s obligations to sell the Shares to the Purchaser will be subject to the receipt by the Company of the purchase price for the Shares being purchased hereunder as set forth on the Signature Page and the accuracy of the representations and warranties made by the Purchaser and the fulfillment of those undertakings of the Purchaser to be fulfilled prior to the Closing Date.
               (b) Conditions to the Purchaser’s Obligations. The Purchaser’s obligation to purchase the Shares will be subject to the accuracy of the representations and warranties made by the Company and the fulfillment of those undertakings of the Company to be fulfilled prior to the Closing Date, including, without limitation, those contained in the Placement Agreement (the “Company Closing Conditions”). The Purchaser’s obligations are expressly not conditioned on the purchase by any or all of the Other Purchasers of the Shares that they have agreed to purchase from the Company.
          4.3 Delivery of Funds.
               (a) Delivery by Electronic Book-Entry at The Depository Trust Company. If the Purchaser elects to settle the Shares purchased by such Purchaser through delivery by electronic book-entry at DTC, no later than one (1) business day after the execution of this Agreement by the Purchaser and the Company, the Purchaser shall remit by wire transfer the amount of funds equal to the aggregate purchase price for the Shares being purchased by the Purchaser to the following account designated by the Company and the Placement Agent pursuant to the terms of that certain Escrow Agreement (the “Escrow Agreement”) dated as of September 20, 2005, by and among the Company, the Placement Agent and Brown Raysman Millstein Felder & Steiner LLP (the “Escrow Agent”):
THE CITIBANK PRIVATE BANK
153 East 53rd Street
New York, NY 10043
ABA # 021-000-089
Account Name: GenVec, Inc.
Account Number: 39370906
     Such funds shall be held in escrow pursuant to the Escrow Agreement until the Closing and delivered by the Escrow Agent on behalf of the Purchaser to the Company upon the satisfaction, in the sole judgment of the Placement Agent, of the Company Closing Conditions. The Placement Agent shall have no rights in or to any of the escrowed funds, unless the Placement Agent and the Escrow Agent are notified in writing by the Company in connection with the Closing that a portion of the escrowed funds shall be applied to the Placement Fee. The

Company and the Purchaser agree to indemnify and hold the Escrow Agent harmless from and against any and all losses, costs, damages, expenses and claims (including, without limitation, court costs and reasonable attorneys fees) (“Losses”) arising under this Section 4.3 or otherwise with respect to the funds held in escrow pursuant hereto or arising under the Escrow Agreement, unless it is finally determined that such Losses resulted directly from the willful misconduct or gross negligence of the Escrow Agent. Anything in this Agreement to the contrary notwithstanding, in no event shall the Escrow Agent be liable for any special, indirect or consequential loss or damage of any kind whatsoever (including but not limited to lost profits), even if the Escrow Agent has been advised of the likelihood of such loss or damage and regardless of the form of action.
     Purchaser shall also furnish to the Placement Agent a completed W-9 form (or, in the case of a Purchaser who is not a United States citizen or resident, a W-8 form).
     Purchaser acknowledges that the Escrow Agent acts as counsel to the Placement Agent, and shall have the right to continue to represent the Placement Agent, in any action, proceeding, claim, litigation, dispute, arbitration or negotiation in connection with the Offering and Purchaser hereby consents thereto and waives any objection to the continued representation of the Placement Agent by the Escrow Agent in connection therewith based upon the services of the Escrow Agent under the Escrow Agreement, without waiving any duty or obligation the Escrow Agent may have to any other person.
               (b) Delivery Versus Payment through The Depository Trust Company. If the Purchaser elects to settle the Shares purchased by such Purchaser by delivery versus payment through DTC, no later than one (1) business day after the execution of this Agreement by the Purchaser and the Company, the Purchaser shall confirm that the account or accounts at SG Cowen & Co., LLC to be credited with the Shares being purchased by the Purchaser have a minimum balance equal to the aggregate purchase price for the Shares being purchased by the Purchaser.
          4.4 Delivery of Shares.
               (a) Delivery by Electronic Book-Entry at The Depository Trust Company. If the Purchaser elects to settle the Shares purchased by such Purchaser through delivery by electronic book-entry at DTC, no later than one (1) business day after the execution of this Agreement by the Purchaser and the Company, the Purchaser shall direct the broker-dealer at which the account or accounts to be credited with the Shares being purchased by such Purchaser are maintained, which broker/dealer shall be a DTC participant, to set up a Deposit/Withdrawal at Custodian (“DWAC”) instructing American Stock Transfer & Trust Company, the Company’s transfer agent, to credit such account or accounts with the Shares by means of an electronic book-entry delivery. Such DWAC shall indicate the settlement date for the deposit of the Shares, which date shall be provided to the Purchaser by the Placement Agent. Simultaneously with the delivery to the Company by the Escrow Agent of the funds held in escrow pursuant to Section 4.3 above, the Company shall direct its transfer agent to credit the Purchaser’s account or accounts with the Shares pursuant to the information contained in the DWAC.

               (b) Delivery Versus Payment through The Depository Trust Company. If the Purchaser elects to settle the Shares purchased by such Purchaser by delivery versus payment through DTC, no later than one (1) business day after the execution of this Agreement by the Purchaser and the Company, the Purchaser shall notify SG Cowen & Co., LLC of the account or accounts at SG Cowen & Co., LLC to be credited with the Shares being purchased by such Purchaser. On the Closing Date, the Company shall deliver the Shares to the Purchaser directly to the account(s) at SG Cowen & Co., LLC identified by Purchaser and simultaneously therewith payment shall be made from such account(s) to the Company through DTC.
     5. Representations, Warranties and Covenants of the Purchaser.
          5.1 The Purchaser represents and warrants to, and covenants with, the Company that (a) the Purchaser is knowledgeable, sophisticated and experienced in making, and is qualified to make decisions with respect to, investments in shares presenting an investment decision like that involved in the purchase of the Shares, including investments in securities issued by the Company and investments in comparable companies, and has requested, received, reviewed and considered all information it deemed relevant in making an informed decision to purchase the Shares, (b) the Purchaser has answered all questions on the Signature Page for use in preparation of the Prospectus Supplement and the answers thereto are true and correct as of the date hereof and will be true and correct as of the Closing Date and (c) the Purchaser, in connection with its decision to purchase the number of Shares set forth on the Signature Page, relied only upon the Base Prospectus, the Prospectus Supplement, the Company’s regular reports on Forms 10-K, 10-Q and 8-K as filed by the Company with the Commission, and the representations and warranties of the Company contained herein.
          5.2 The Purchaser acknowledges, represents and agrees that no action has been or will be taken in any jurisdiction outside the United States by the Company or the Placement Agent that would permit an offering of the Shares, or possession or distribution of offering materials in connection with the sale of the Shares in any jurisdiction outside the United States where action for that purpose is required. Each Purchaser outside the United States will comply with all applicable laws and regulations in each foreign jurisdiction in which it purchases, offers, sells or delivers Shares or has in its possession or distributes any offering material, in all cases at its own expense. The Placement Agent is not authorized to make and has not made any representation or use of any information in connection with the issue, placement, purchase and sale of the Shares, except as set forth or incorporated by reference in the Base Prospectus or the Prospectus Supplement.
          5.3 The Purchaser further represents and warrants to, and covenants with, the Company that (a) the Purchaser has full right, power, authority and capacity to enter into this Agreement and to consummate the transactions contemplated hereby and has taken all necessary action to authorize the execution, delivery and performance of this Agreement, and (b) this Agreement constitutes a valid and binding obligation of the Purchaser enforceable against the Purchaser in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ and contracting parties’ rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and except as the indemnification agreements of the Purchasers herein may be legally unenforceable.
          5.4 The Purchaser understands that nothing in this Agreement or any other materials presented to the Purchaser in connection with the purchase and sale of the Shares constitutes legal, tax or investment advice. The Purchaser has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of Shares.
          5.5 The Purchaser represents, warrants and agrees that, since the earlier to occur of (i) the date on which the Placement Agent first contacted the Purchaser about the Offering and (ii) the date that is the tenth (10th) trading day prior to the date of this Agreement, it has not engaged in any short selling of the Company’s securities, or established or increased any “put equivalent position” as defined in Rule 16(a)-1(h) under the Securities Exchange Act of 1934 with respect to the Company’s securities.
     6. Survival of Representations, Warranties and Agreements. Notwithstanding any investigation made by any party to this Agreement or by the Placement Agent, all covenants, agreements, representations and warranties made by the Company and the Purchaser herein will survive the execution of this Agreement, the delivery to the Purchaser of the Shares being purchased and the payment therefor.
     7. Notices. All notices, requests, consents and other communications hereunder will be in writing, will be mailed (a) if within the domestic United States by first-class registered or certified airmail, or nationally recognized overnight express courier, postage prepaid, or by facsimile or (b) if delivered from outside the United States, by International Federal Express or facsimile, and will be deemed given (i) if delivered by first-class registered or certified mail domestic, three business days after so mailed, (ii) if delivered by nationally recognized overnight carrier, one business day after so mailed, (iii) if delivered by International Federal Express, two business days after so mailed and (iv) if delivered by facsimile, upon electric confirmation of receipt and will be delivered and addressed as follows:
               (a) if to the Company, to:
GenVec, Inc.
65 West Watkins Mill Road
Gaithersburg, MD 20878
Attention: Jeffrey W. Church
Phone: (240) 632-0740
Telecopy: (240) 632-0735

with copies to:
Arnold & Porter LLP
555 Twelfth Street, NW
Washington, DC 20004
Attention: Richard E. Baltz, Esq.
Phone: (212) 942-5000
Telecopy: (212) 942-5999
               (b) if to the Purchaser, at its address on the Signature Page hereto, or at such other address or addresses as may have been furnished to the Company in writing.
     8. Changes. This Agreement may not be modified or amended except pursuant to an instrument in writing signed by the Company and the Purchaser.
     9. Headings. The headings of the various sections of this Agreement have been inserted for convenience of reference only and will not be deemed to be part of this Agreement.
     10. Severability. In case any provision contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein will not in any way be affected or impaired thereby.
     11. Governing Law. This Agreement will be governed by, and construed in accordance with, the internal laws of the State of New York, without giving effect to the principles of conflicts of law that would require the application of the laws of any other jurisdiction.
     12. Counterparts. This Agreement may be executed in two or more counterparts, each of which will constitute an original, but all of which, when taken together, will constitute but one instrument, and will become effective when one or more counterparts have been signed by each party hereto and delivered to the other parties.
     13. Confirmation of Sale. The Purchaser acknowledges and agrees that such Purchaser’s receipt of the Company’s counterpart to this Agreement, together with the Prospectus Supplement, shall constitute written confirmation of the Company’s sale of Shares to such Purchaser.
     14. Press Release. The Company and the Purchaser agree that the Company shall issue a press release announcing the Offering prior to the opening of the financial markets in New York City on the business day immediately after the date hereof.
     15. Termination. In the event that the Placement Agreement is terminated by the Placement Agent pursuant to the terms thereof, this Agreement shall terminate without any further action on the part of the parties hereto.
[Signature Pages to follow]

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and year first above written.
Number of Shares:
Purchase Price Per Share: $2.00
Aggregate Purchase Price: $                    .00

PURCHASER

By:

Name:

Title:

Address:

Agreed and Accepted this 20th day of September, 2005:

GENVEC, INC.

By:

Name:
Title:

Exhibit A
GENVEC, INC.
PURCHASER QUESTIONNAIRE
     Please provide us with the following information:

1.	The exact name that your Shares are to be registered in. You may use a nominee name if appropriate:

2.	The relationship between the Purchaser and the registered holder listed in response to item 1 above:

3.	The mailing address of the registered holder listed in response to item 1 above:

4.	The Social Security Number or Tax Identification Number of the registered holder listed in the response to item 1 above:

5.	Name of DTC Participant (broker-dealer at which the account or accounts to be credited with the Shares are maintained):

6.	DTC Participant Number:

7.	Name of Account at DTC Participant being credited with the Shares:

8.	Account Number at DTC Participant being credited with the Shares: